UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
April 30, 2024
Date of Report (Date of earliest event reported)
 Planet Fitness, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37534	38-3942097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
4 Liberty Lane West
Hampton, NH 03842
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (603) 750-0001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 Par Value	PLNT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
The Company's 2024 annual meeting of stockholders (the "Annual Meeting") was held on April 30, 2024. A total of 81,071,553 shares were present or represented by proxy at the meeting, representing approximately 91.95% of all shares entitled to vote at the Annual Meeting. The stockholders voted on the matters presented at the Annual Meeting, and the shares present, in person or by proxy, were voted as follows:

1	Election of Directors
Proposal one was the election of two nominees to serve as directors of the Company, each for a term of three years. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Bernard Acoca	58,670,968	20,040,388	2,360,197
Frances Rathke	75,107,266	3,604,130	2,360,197
Pursuant to the foregoing votes, the two nominees listed above were elected to serve on the Company’s Board of Directors. There were no additional director nominations brought before the meeting.

2	Ratification of the Company’s Independent Registered Public Accounting Firm
Proposal two was the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Vote
79,399,299	1,648,605	23,649	0
Pursuant to the foregoing vote, the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 was approved.

3	Advisory Vote on Named Executive Officer Compensation
Proposal three was the approval, on an advisory basis, of the Company’s named executive officer compensation. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Vote
73,911,350	4,771,817	28,189	2,360,197
Pursuant to the foregoing vote, the stockholders adopted a non-binding resolution indicating their approval of the Company’s named executive officer compensation.

4	Frequency of the Advisory Vote on Named Executive Officer Compensation
Proposal four was the approval of the frequency of the vote to approve, on an advisory basis, of the Company’s named executive officer compensation. The results of the vote were as follows:

1 Year	2 Years	3 Years	Broker Non-Vote
77,629,216	4,292	1,052,679	2,360,197
As a result of the foregoing vote, the Board of Directors of the Company has determined that the Company will conduct an advisory stockholder vote on the Company's named executive officer compensation every one year.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLANET FITNESS, INC.

By:	/s/ Thomas Fitzgerald
Name: Title:	Thomas Fitzgerald Chief Financial Officer
Dated: May 6, 2024